UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03835

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/16 is included with this Form.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2016:
$132,726,470
Portfolio Composition at
December 31, 2016:
(Percentage of Total
Net Assets)

Cash & Other
Assets — Net 3.5%
Common Stocks 96.5%

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2016.
During the annual period, the Fund posted absolute gains but underperformed its benchmark index, the S&P 500® Index1, on a relative basis. Still, the Fund outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2016, as noted by Morningstar2 (mid-cap growth category).
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2016, especially given the newsworthy events of the annual period.
Economic Review
For the first three quarters of 2016, U.S. Gross Domestic Product (GDP) averaged 1.9%, which was weaker than the 2.2% growth rate registered in the previous year’s first three quarters. That said, third quarter 2016 U.S. GDP came in at a better than expected 3.5%, the strongest growth rate in two years. Significant improvement in consumer spending was responsible for most of the economy’s growth, due in large part to ongoing improvement in the labor market. U.S. unemployment declined from 5.0% to 4.7%, and average hourly earnings, following a period of stagnation, began to rise modestly. Manufacturing was a major weak link, showing subpar growth, although it picked up in the final quarter of the year. According to the Atlanta Federal Reserve, the U.S. economy was on track to grow at a 2.8% percent annualized pace in the fourth quarter of 2016 following a stronger than forecasted rise in housing starts in December.
The surprise election of Donald Trump, in the fourth quarter of 2016, raised investor expectations for economic growth given policies he promised to implement in 2017 and 2018. Equity markets rallied, while bond markets saw prices drop and interest rates rise, as expectations heightened for a more hawkish Federal Reserve (Fed). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Inflationary expectations also increased, pushing up interest rates. Additionally, energy prices, which had been depressed for much of the year, rallied as the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement to limit production in 2017. The Consumer Price Index (CPI) started to show gains during the annual period. Headline CPI rose 2.1% year over year before seasonal adjustment as of December 2016, a figure that steadily rose since July 2016 and the largest 12-month increase since the period ending June 2014. Core inflation, which excludes food and energy, was up 2.2% in December 2016 from a year earlier. Notably, while the food segment of the CPI declined 0.2% during the 12 months ended December 31, 2016, the energy segment of the CPI rose 5.4% over the same 12-month span.
Lackluster economic growth, coupled with modest inflation, kept the Fed from tightening credit for most of the year. However, it was because of these increased inflationary pressures during the second half of the year, along with economic improvement in the fourth quarter, that the Fed decided to raise interest rates — by 0.25% — near year-end. The December 2016 interest rate hike was the first since the end of 2015. At the end of the annual period, as core inflation had hit — and surpassed — the Fed’s target of 2%, investors expected further tightening by the Fed in 2017. From a low of 1.4% reached in July 2016, the 10-year U.S. Treasury note yield finished the year at 2.45%.
Throughout 2016, even as U.S. GDP remained somewhat sluggish, the U.S. economy remained the world’s largest and seemingly most robust. While U.S. monetary policy embarked on a tightening path, the European Union, including Germany, France and Italy, as well as the Pacific Rim country of Japan maintained their easier monetary policies given persistently weak economic growth and inflation

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

deemed too low in those regions. These accommodative monetary policies kept Europe’s interest rates low and Japan’s in negative territory, fostering, in turn, a strong appetite for U.S. bonds with their relatively more attractive yields. In addition, the strength of the U.S. dollar encouraged global investors to purchase U.S. bonds during the annual period.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index, gained 11.96% during the 12 months ended December 31, 2016. Such strong performance reflected recovery in commodity prices, dividend investing and strength in cyclical sectors.
As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more traditionally defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened, causing U.S. equities to sell off. In early September 2016, equities fell, as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. There was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the president-elect’s stated fiscal stimulus plan. When the Fed raised interest rates in December 2016 and set a more hawkish hike path for 2017, equities declined, albeit modestly, following the announcement.
Within the U.S. equity market, value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. Small-cap stocks performed best, followed at some distance by mid-cap and then large-cap stocks, though each market capitalization segment of the U.S. equity market generated double-digit gains during the annual period. (All as measured by the Russell Investments indices.)
In the S&P 500® Index, the best performing sectors were energy, telecommunication services and financials, each of which posted more than 20% gains. The weakest performing sectors in the S&P 500® Index during the annual period were health care, real estate and consumer staples, though only health care posted a negative absolute return during the annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2
Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 6.86% during the 12 months ended December 31, 2016. This compares to the 11.96% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted solid absolute gains but underperformed the S&P 500® Index during the 12-month reporting period driven primarily by stock selection overall.
Several trends in the broad U.S. equity market during the annual period had an effect on the Fund’s relative results. First, growth-oriented stocks lagged value-oriented stocks by an especially wide margin during the annual period, which dampened the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum. Second, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved challenging when lower quality, more speculative stocks bounced back strongly in the final months of 2016.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive absolute returns in all ten sectors of the S&P 500® Index in which it invested, except health care and financials, during the annual period. However, on a relative basis, having an underweighted allocation to the financials sector, which substantially outpaced the S&P 500® Index during the annual period, detracted most from the Fund’s relative results. Stock selection in health care also detracted, with positions in Novo Nordisk and Alexion Pharmaceuticals particular disappointments. Weak stock selection in information technology further dampened the Fund’s relative results. Holdings in Alliance Data Systems, Salesforce.com and Ultimate Software Group each generated losses.
These detractors were partially offset by the positive contribution made by having an overweighted allocation to the industrials sector, which significantly outpaced the S&P 500® Index during the annual period. Having an overweighted allocation to materials, which outperformed the S&P 500® Index during the annual period, and an underweighted exposure to real estate, which was one of the weakest sectors in the S&P 500® Index during the annual period, also boosted the Fund’s relative results..
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned earlier, several health care positions detracted significantly from the Fund’s performance during the annual period, including pharmaceutical products producer Novo Nordisk and biopharmaceuticals firm Alexion Pharmaceuticals. A position in regulated medical waste management services provider Stericycle, which is a component of the industrials sector, was also one of the biggest detractors from the Fund’s annual results. Each of these companies’ stocks declined on weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were pest control services provider Rollins, life science equipment provider Idexx Laboratories and agricultural machinery manufacturer Toro. Each of these companies’ stocks were boosted during the annual period by stronger than expected operating performance.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established a new Fund positions in aircraft components manufacturer TransDigm Group, discount variety store chain operator Dollar Tree and property and casualty insurance company Chubb, in each case based on strong recent operating results and the companies’ long-term records of consistently good growth.
Among the largest deletions from the Fund’s portfolio during the annual period were asset management company Affiliated Managers Group, consumer goods packaging products manufacturer Silgan Holdings and apparel company VF. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2016.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and information technology sectors and was rather neutrally weighted on a relative basis in the consumer discretionary, health care, utilities and real estate sectors on the same date. On December 31, 2016, the Fund held no position at all in the telecommunication services sector.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2016) (Unaudited)
Company	Percentage of Net Assets
Rollins, Inc.	3.56%
AutoZone, Inc.	2.98%
Mettler-Toledo International, Inc.	2.33%
TJX Companies, Inc. (The)	2.23%
Church & Dwight Co., Inc.	2.18%
J&J Snack Foods Corp.	2.16%
Hormel Foods Corp.	2.15%
Roper Technologies, Inc.	2.12%
Fiserv, Inc.	2.05%
Waste Connections, Inc.	2.03%
Total	23.79%
Sector Weightings vs. Index (As of 12/31/2016) (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2016) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	6.86%	5.68%	12.25%	4.83%	8.39%
S&P 500® Index	11.96%	8.87%	14.66%	6.95%	10.84%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2016 and held for six months ended December 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,027.00	$4.48	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47	0.88%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
December 31, 2016
Shares		Value
Common Stocks — 96.5%
Consumer Discretionary — 10.0%
Apparel — 0.3%
18,600	Wolverine World Wide, Inc.	$408,270
Distribution & Wholesale — 0.9%
40,200	LKQ Corp.*	1,232,130
Retail — 8.8%
5,000	AutoZone, Inc.*	3,948,950
16,800	Brinker International, Inc.(1)	832,104
9,300	Buffalo Wild Wings, Inc.*	1,435,920
9,000	Dollar Tree, Inc.*	694,620
1,900	Domino’s Pizza, Inc.	302,556
5,200	O’Reilly Automotive, Inc.*	1,447,732
39,400	TJX Companies, Inc. (The)	2,960,122
		11,622,004
		13,262,404
Consumer Staples — 14.3%
Agriculture — 1.4%
5,800	British American Tobacco PLC ADR(1)	653,486
22,000	Reynolds American, Inc.	1,232,880
		1,886,366
Beverages — 0.9%
11,000	PepsiCo, Inc.	1,150,930
Food — 6.6%
23,000	General Mills, Inc.	1,420,710
82,000	Hormel Foods Corp.	2,854,420
12,800	Ingredion, Inc.	1,599,488
21,500	J&J Snack Foods Corp.	2,868,745
		8,743,363
Household Products — 2.2%
65,600	Church & Dwight Co., Inc.	2,898,864
Retail — 3.2%
14,000	Casey’s General Stores, Inc.	1,664,320
11,000	Costco Wholesale Corp.	1,761,210
10,000	CVS Health Corp.	789,100
		4,214,630
		18,894,153
Energy — 0.5%
Pipelines — 0.5%
16,700	Enbridge, Inc.(1)	703,404
Financials — 0.5%
Insurance — 0.5%
5,000	Chubb, Ltd.	660,600
Shares		Value
Health Care — 15.6%
Biotechnology — 1.6%
14,000	Alexion Pharmaceuticals, Inc.*	$1,712,900
3,500	Illumina, Inc.*	448,140
		2,161,040
Electronics — 2.4%
7,400	Mettler-Toledo International, Inc.*	3,097,344
Healthcare Products — 7.1%
6,000	Becton, Dickinson & Co.	993,300
7,000	C.R. Bard, Inc.	1,572,620
24,700	Danaher Corp.	1,922,648
5,100	DENTSPLY SIRONA, Inc.	294,423
15,300	Henry Schein, Inc.*	2,321,163
20,000	IDEXX Laboratories, Inc.*	2,345,400
		9,449,554
Healthcare Services — 1.0%
19,800	Mednax, Inc.*	1,319,868
Pharmaceuticals — 3.1%
4,272	Allergan PLC*	897,163
19,340	Express Scripts Holding Co.*	1,330,399
53,500	Novo Nordisk A/S ADR	1,918,510
		4,146,072
Software — 0.4%
11,800	Cerner Corp.*	558,966
		20,732,844
Industrials — 30.0%
Aerospace & Defense — 5.5%
12,100	General Dynamics Corp.	2,089,186
15,890	HEICO Corp.	1,225,913
7,000	Northrop Grumman Corp.	1,628,060
12,500	Teledyne Technologies, Inc.*	1,537,500
3,400	TransDigm Group, Inc.	846,464
		7,327,123
Commercial Services — 4.8%
5,700	Equifax, Inc.	673,911
27,030	IHS Markit, Ltd.*	957,132
139,800	Rollins, Inc.	4,722,444
		6,353,487
Electrical Equipment — 3.3%
9,500	Acuity Brands, Inc.	2,193,170
45,000	AMETEK, Inc.	2,187,000
		4,380,170
Electronics — 0.5%
12,350	Fortive Corp.	662,331

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2016
Shares		Value
Common Stocks — 96.5% (Continued)
Environmental Control — 4.0%
26,000	Republic Services, Inc.	$1,483,300
15,100	Stericycle, Inc.*	1,163,304
34,200	Waste Connections, Inc.	2,687,778
		5,334,382
Hand & Machine Tools — 0.9%
7,000	Lincoln Electric Holdings, Inc.	536,690
4,000	Snap-on, Inc.	685,080
		1,221,770
Housewares — 1.6%
38,000	Toro Co. (The)	2,126,100
Machinery Diversified — 5.4%
19,200	IDEX Corp.	1,729,152
9,000	Middleby Corp. (The)*	1,159,290
15,400	Roper Technologies, Inc.	2,819,432
17,000	Wabtec Corp.	1,411,340
		7,119,214
Miscellaneous Manufacturer — 0.3%
8,100	ITT, Inc.	312,417
Transportation — 3.7%
28,000	Canadian National Railway Co.	1,887,200
8,000	J.B. Hunt Transport Services, Inc.	776,560
10,100	Kansas City Southern	856,985
13,800	Union Pacific Corp.	1,430,784
		4,951,529
		39,788,523
Information Technology — 14.5%
Commercial Services — 1.1%
5,700	Automatic Data Processing, Inc.	585,846
7,800	WEX, Inc.*	870,480
		1,456,326
Computers — 1.9%
21,400	Accenture PLC Class A	2,506,582
Diversified Financial Services — 3.3%
10,000	Alliance Data Systems Corp.	2,285,000
20,500	MasterCard, Inc. Class A	2,116,625
		4,401,625
Electronics — 1.4%
28,600	Amphenol Corp. Class A	1,921,920
Software — 6.8%
14,800	ANSYS, Inc.*	1,368,852
25,600	Fiserv, Inc.*	2,720,768
24,800	Open Text Corp.	1,532,888
28,400	Salesforce.com, Inc.*	1,944,264
7,800	Ultimate Software Group, Inc. (The)*	$1,422,330
Shares		Value
Software — 6.8% (Continued)
		8,989,102
		19,275,555
Materials — 10.2%
Chemicals 4.4%
27,600	FMC Corp.	1,561,056
1,700	NewMarket Corp.	720,528
13,000	Praxair, Inc.	1,523,470
20,400	Valspar Corp. (The)	2,113,644
		5,918,698
Commercial Services — 1.5%
17,000	Ecolab, Inc.	1,992,740
Housewares — 1.0%
14,000	Scotts Miracle-Gro Co. (The) Class A	1,337,700
Packaging & Containers — 3.3%
21,200	Ball Corp.	1,591,484
32,500	Crown Holdings, Inc.*	1,708,525
12,200	Packaging Corp. of America	1,034,804
		4,334,813
		13,583,951
Real Estate — 0.9%
REITS — 0.9%
10,500	American Tower Corp. REIT	1,109,640
Total Common Stocks (Cost $59,582,611)		128,011,074
Short-Term Investments — 4.8%
Money Market Funds — 4.8%
4,724,722	State Street Institutional Liquid Reserves Fund	4,724,722
1,686,550	State Street Navigator Securities Lending Government Money Market Portfolio(2)	1,686,550
Total Short-Term Investments (Cost $6,411,697)		6,411,272
Total Investments — 101.3% (Cost $65,994,308)		$134,422,346
Excess Of Liabilities Over Cash And Other Assets — (1.3)%		(1,695,876)
Net Assets — 100.0%		$132,726,470
Net Asset Value Per Outstanding Share ($132,726,470 ÷ 6,009,388 shares outstanding)		$22.09
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $1,636,911.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2016
(2)
Securities with an aggregate market value of  $1,636,911 were out on loan in exchange for $1,686,550 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$128,011,074	$—	$—	$128,011,074
Short-Term Investments	6,411,272	—	—	6,411,272
Total Investments in Securities	$134,422,346	$—	$—	$134,422,346

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

December 31, 2016

ASSETS:
Investment securities, at value (Cost – $65,994,308) (securities on loan, at value, $1,636,911)	$134,422,346
Interest and dividends receivable	111,941
Receivable for capital shares sold	10,415
Receivable for securities lending income	1,362
Total Assets	134,546,064
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	1,686,550
Payable for capital shares redeemed	11,483
Accrued expenses:
Advisory fee	56,867
Service and distribution plan fees	30,708
Directors’ fees and expenses	6,978
Other	27,008
Total Liabilities	1,819,594
Net Assets	$132,726,470
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 6,009,388 shares)	$6,009,388
Additional paid-in capital	94,063,995
Undistributed net investment income	281,516
Accumulated net realized loss on investments and foreign currency	(36,056,373)
Net unrealized appreciation of investments and foreign currency translations	68,427,944
Net Assets	$132,726,470
Net Asset Value Per Outstanding Share ($132,726,470 ÷ 6,009,388 shares outstanding)	$22.09

For the Year Ended
December 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $25,496)	$1,456,737
Interest	10,891
Securities lending income	10,397
Total Income	1,478,025
Expenses:
Advisory fee	662,200
Service and distribution plan fees	528,764
Auditing and legal fees	91,450
Directors’ fees and expenses	36,370
Custodian and accounting fees	22,630
Professional fees	11,824
Printing and postage	10,741
Insurance	9,391
Other	2,825
Total Expenses Before Fees Waived (See Note 5)	1,376,195
Less: Service and Distribution Plan Fees Waived	(180,695)
Net Expenses	1,195,500
Net Investment Income	282,525
Net Realized and Unrealized Gain/ (Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	7,256,182
Foreign currency translations	(992)
7,255,190
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	1,291,413
Foreign currency translations	(94)
1,291,319
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	8,546,509
Net Increase in Net Assets from Operations	$8,829,034

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$282,525	$260,408
Net realized gain on investments and foreign currency	7,255,190	8,078,344
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,291,319	(6,575,205)
Net increase in net assets from operations	8,829,034	1,763,547
Distributions to Shareholders from:
Net investment income	(255,721)	(500,171)
Share Transactions:
Proceeds from sale of shares	2,674,183	2,360,554
Proceeds from reinvestment of dividends to shareholders	255,721	500,171
Cost of shares redeemed	(13,025,901)	(21,390,622)
Net decrease in net assets from capital share transactions	(10,095,997)	(18,529,897)
Total decrease in net assets	(1,522,684)	(17,266,521)
NET ASSETS:
Beginning of year	134,249,154	151,515,675
End of year	$132,726,470	$134,249,154
Undistributed net investment income included in net assets, at end of year	$281,516	$261,381

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.71	$20.56	$18.86	$14.48	$12.56
Income/(loss) from investment operations:
Net investment income	0.05	0.05	0.07	0.05	0.09
Net gains/(losses) on securities (both realized and unrealized)	1.37	0.17	1.67	4.42	1.83
Total from investment operations	1.42	0.22	1.74	4.47	1.92
Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.04)	(0.09)	—
Net asset value, end of year	$22.09	$20.71	$20.56	$18.86	$14.48
Total return*	6.86%	1.08%	9.25%	30.96%	15.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$132,726	$134,249	$151,516	$154,038	$133,027
Ratio of gross expenses to average net assets(1)	1.04%	1.04%	1.04%	1.04%	1.06%
Ratio of net expenses to average net assets(2)	0.90%	0.90%	0.89%	0.89%	0.91%
Ratio of net investment income to average net assets	0.21%	0.18%	0.33%	0.26%	0.58%
Portfolio turnover rate	4%	5%	6%	7%	11%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

December 31, 2016

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is part of the Value Line Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:  Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:  The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2016

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2016, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:  It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2016

(G) Representations and Indemnifications:  In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:  Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2016, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$1,636,911	$1,686,550	$1,674,200

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2016

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2016.
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$1,686,550	$—	$—	$—	$1,686,550
Total Borrowings	$1,686,550	$—	$—	$—	$1,686,550
Gross amount of recognized liabilities for securities lending transactions					$1,686,550

(J) Subsequent Events:  Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	125,511	112,675
Shares issued to shareholders in reinvestment of dividends	11,608	23,593
Shares redeemed	(610,886)	(1,022,530)
Net decrease	(473,767)	(886,262)
Dividends per share from net investment income	$0.0411	$0.0735

3.
Purchases and Sales of Securities

Year Ended December 31, 2016
PURCHASES:
Investment Securities	$5,474,139
SALES:
Investment Securities	$18,154,060

4.
Income Taxes

At December 31, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$66,088,180
Gross tax unrealized appreciation	$69,518,068
Gross tax unrealized depreciation	(1,183,902)
Net tax unrealized appreciation on investments	$68,334,166
Capital loss carryforward, expires December 31, 2017	$(35,962,501)
Undistributed ordinary income	$281,516

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, as permitted under federal income tax regulations, the Fund utilized $7,256,182 of capital loss carryforwards and elected to defer $0 of post October short-term losses.
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Fund had capital loss carryforwards of  $(35,962,501) which expire December 31, 2017.
To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.
It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The Tax composition of distributions to shareholders for the years ended December 31, 2016 and December 31, 2015 were as follows:
	2016	2015
Ordinary income	$255,721	$500,171
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $6,669 and increased accumulated realized loss by $6,669. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and REITs.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $662,200 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2016. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2016, fees amounting to $528,764, before fee waivers, were accrued under the Plan. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year and renewed annually. For the year ended December 31, 2016, the fees waived amounted to $180,695. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

■ Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2017

■ Value Line Centurion Fund, Inc.
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2016 qualifies for the corporate dividends received deductions.
During the calendar year 2016, 100% of the ordinary income distribution is treated as qualified dividends.
 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 46	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 60	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust (2014 to present)
Michael Kuritzkes Age: 56	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Inc., 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Director	Since 1983	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Director	Since 1996	Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

■ Value Line Centurion Fund, Inc.
Management Information
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 46	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert.

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2016 - $28,565

Audit Fees 2015 - $43,294

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2016 -$14,399

Tax Preparation Fees 2015 - $13,405

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2016 - None

Aggregate Non-Audit Fees 2015 - None

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:  March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:  March 8, 2017